EXHIBIT 10.10

FIRST AMENDMENT TO REVOLVING CREDIT

AND TERM LOAN AGREEMENT

     THIS FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of September 16, 2004, is by and among COMMERCIAL VEHICLE GROUP, INC., a Delaware corporation (the “Company”), the SUBSIDIARY BORROWERS parties hereto, the FOREIGN CURRENCY BORROWERS parties hereto, the BANKS parties hereto, U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as administrative agent for the Banks (in such capacity, the “Agent”) and COMERICA BANK, a Michigan banking corporation, one of the Banks, as syndication agent for the Banks (in such capacity, the “Syndication Agent”).

     WHEREAS, the Company, the Subsidiary Borrowers, the Foreign Currency Borrowers, certain Banks, the Agent and the Syndication Agent are parties to a Revolving Credit and Term Loan Agreement dated as of August 10, 2004 (the “Loan Agreement”);

     WHEREAS, certain lenders, namely Associated Bank, N.A., Citizens Bank of Pennsylvania, National City Bank of the Midwest, SunTrust Bank and PNC Bank, National Association (collectively, the “New Banks”) are to be added as “Banks” under the Loan Agreement, thereby reallocating the Commitments as provided in this Amendment; and

     WHEREAS, certain revisions are to be made to the mechanics of Foreign Currency borrowing under the Loan Agreement.

     NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Certain Defined Terms. Each capitalized term used herein without being defined herein that is defined in the Loan Agreement shall have the meaning given to it therein.

     2. Concerning the New Banks.

     (a) Addition of New Banks. Subject to Section 5(d) hereof, upon and after the Effective Date (defined below), each of the New Banks hereby becomes a party, as a Bank, to the Loan Agreement with Commitments as stated in the amended Schedule 1.1(b) to the Loan Agreement attached hereto as Exhibit A, and the parties hereto, other than the New Banks, each acknowledge and consent to such actions by the New Banks. Upon and after the Effective Date, the New Banks shall each be a Bank under the Loan Agreement and the other Loan Documents to which the Banks are parties and shall have all of the rights, privileges and benefits of a Bank under the Loan Agreement and the other Loan Documents, and all of the duties of a Bank thereunder, in each case as if such New Bank had been initially a party to the Loan Agreement. Upon the Effective Date (defined below), the New Banks shall make Advances as calculated by the Agent so that their outstanding Advances are equal to their ratable shares of all Advances outstanding on such date and the Agent shall distribute the proceeds of such Advances to Comerica Bank and U.S. Bank as applicable in accordance with their ratable share of all Advances outstanding on the Effective Date, in each case after giving effect to this Amendment, but prior to any additional Advances requested by the Borrowers to be made (if any) on the Effective Date.

     (b) Interest and Fees. From and after the Effective Date, all interest and all Revolving Commitment Fees and Letter of Credit Fees accrued under Section 2.16 of the Loan Agreement for the billing period in which the Effective Date falls shall be paid to the Agent as provided in the Loan Agreement, and distributed by the Agent (i) with respect to amounts accrued before the Effective Date, to the Banks (other than the New Banks) and (ii) with respect to amounts accrued on or after the Effective Date, to the New Banks and the other Banks in accordance with the terms of the Loan Agreement.

     (c) Copies of Loan Documents. The Agent represents and warrants to the New Banks that the copies of the Loan Documents and the related agreements, certificates, and opinion letters previously delivered to the New Banks are true and correct copies of the Loan Documents and related agreements, certificates, and opinion letters executed by and/or delivered in connection with the closing of the credit facilities contemplated by the Loan Agreement, other than the Fee Letter.

     (d) No Representation or Warranty by Banks. The New Banks agree and acknowledge that no Bank nor the Agent nor the Syndication Agent (i) makes any representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Loan Documents or any other instrument or document furnished pursuant thereto or (ii) makes any representation or warranty and assume any responsibility with respect to the financial condition of the Borrowers, or the performance or observance by the Borrowers or any other Person of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

     (e) No Reliance By New Banks. Each of the New Banks (i) confirms to each other New Bank, each other Bank, the Agent and the Syndication Agent that it has received a copy of the Loan Documents together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; and (ii) acknowledges that it has, independently and without reliance upon the Agent, the Syndication Agent or any other Bank or New Bank and instead in reliance upon its own review of such documents and information as the New Bank deems appropriate, made its own credit analysis and decision to enter into this Amendment and the Loan Documents and agrees that it will, independently and without reliance upon the Agent, the Syndication Agent or any other Bank or New Bank, and based on such documents and information as each New Bank shall deem appropriate at the time, continue to make its own credit decision in taking or not taking action under the Loan Documents.

     3. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

     (a) All references to the “Banks” in the Loan Agreement shall include each of the New Banks.

     (b) The definition of “Borrowing Base” is revised by deleting “Subsidiary” therefrom.

     (c) The definition of “Foreign Currency Advance” is replaced with the following:

     “Foreign Currency Advance”: The Term Loans (Foreign Currency) and any portion of the outstanding Revolving Loans that is made in the Foreign Currency. A Foreign Currency Advance shall be a Eurocurrency Rate Advance.

     (d) A new definition is added which provides:

     “Foreign Currency Funding Agent”: U.S. Bank National Association.

     (e) New definitions are added in the appropriate alphabetical order as follows:

     “Related Agreement”: Any document or instrument executed and delivered by the Borrower or any Subsidiary to effect the Merger or the IPO.

     “U.S. Bank”: U.S. Bank National Association.

     (f) Section 2.1(c) is replaced with the following:

     “Term Loans (Foreign Currency)”: A term loan from each Bank (each being a “Term Loan (Foreign Currency)” and, collectively, the “Term Loans (Foreign Currency)”) to the Borrowers on the Closing Date in an amount from each Bank equal to its Term Loan Commitment Amount (Foreign Currency). The Term Loans (Foreign Currency) and any portion of the balance thereof (in minimum amounts of £1,500,000.00) shall be made and maintained in Foreign Currency and shall constitute Foreign Currency Advances.

     (g) Section 2.5 is revised by replacing the third sentence thereof with the following:

The Borrower’s Agent shall give the Agent (or, as to Foreign Currency Advances, the Foreign Currency Funding Agent with a copy thereof to the Agent) written notice of any continuation or conversion of any Advances and such notice must be given so as to be received by the Agent (or, as to Foreign Currency Advances, the Foreign Currency Funding Agent) (a) not later than 1:00 p.m. (Minneapolis time) three Eurocurrency Business Days prior to the requested date of conversion or continuation in the case of the continuation of, or the conversion to, Eurocurrency Rate Advances denominated in U.S. Dollars and (b) not later than 1:00 p.m. (local time of the Foreign Currency Funding Agent) four Eurocurrency Business Days prior to the requested date of confirmation of Eurocurrency Rate Advances denominated in Foreign Currency.

     (h) Section 2.6(c) is replaced with the following:

     The Term Loans (Foreign Currency)

     (i) Subject to paragraph (ii) below, each Eurocurrency Rate Advance shall bear interest on the unpaid principal amount thereof during the Interest Period applicable thereto at a rate per annum equal to the sum of (A) the Adjusted Eurocurrency Rate for such Interest Period, plus (B) the Applicable Margin.

     (ii) Upon the occurrence and during the continuance of any Event of Default, each Advance shall, at the option of the Agent or the Required Banks after written notice thereof to the Borrower’s Agent (or, upon the occurrence and during the continuance of any Event of Default under Section 7.1(f) or (g), each Advance shall automatically), bear interest until paid in full during the balance of any Interest Period applicable to such Advance, at a rate per annum equal to the sum of the rate applicable to such Advance during such Interest Period plus 2.0%.

     (iii) Interest shall be payable (A) with respect to each Eurocurrency Rate Advance having an Interest Period of three months or less on the last day of the Interest Period applicable thereto; (B) with respect to any Eurocurrency Rate Advance having an Interest Period greater than three months, on the last day of the Interest Period applicable thereto and on each day that would have been the last day of the Interest Period for such Advance had successive Interest Periods of three months duration been applicable to such Advance; and (C) with respect to all Term Loans (Foreign Currency), on the Term Loan Termination Date; provided that interest under Section 2.6(b)(ii) shall be payable on demand.

     (i) Section 2.8(g) is revised by deleting therefrom: “(or, as to Foreign Currency Advances, £500,000)” and “(or, as to Foreign Currency Advances, £50,000)”.

     (j) Sections 6.4(k) and 6.4(v) are amended by deleting the clause “Section 5.12” as it appears therein and by substituting in lieu thereof the clause “Section 5.15”.

     (k) Section 6.5(d) is amended by deleting the clause “subsection 6.1(i)” as it appears therein and by substituting in lieu thereof the clause “subsection 6.1(h)”.

     (l) Section 6.9 is amended by deleting the clause “Section 5.13” as it appears therein and by substituting in lieu thereof the clause “Section 5.12(c)”.

     (m) Section 6.13 is amended by deleting the clause “Sections 5.3 and 6.4” as it appears therein and by substituting in lieu thereof the clause “Sections 6.3 and 6.4”.

     (n) Section 9.1(d) is amended by deleting the clause “provided in any of the other Loan Documents” and by substituting in lieu thereof the clause “permitted under Section 6.2”.

     (o) Section 9.6(c) is amended by deleting the first sentence thereof and replacing it with the following:

Each Bank may, from time to time, with the consent of the Agent and the Borrowers’ Agent (neither of which consents shall be unreasonably withheld or delayed; and if an Event of Default shall have occurred and be continuing, then consent of the Borrowers’ Agent shall not be required), assign to other lenders (“Assignees”) all or part of its rights or obligations hereunder or under any Loan Document in a minimum amount of $5,000,000 then held by that Bank, pursuant to written agreements executed by such assigning Bank, such Assignee(s), the Borrowers and the Agent in substantially the form of Exhibit 9.6, which agreements shall specify in each instance the portion of the Obligations evidenced by the Revolving Notes and Term Notes and Term Notes (Foreign Currency) which is to be assigned to each Assignee and the portion of the Revolving Commitment and Term Loan Commitment and Term Loan Commitment (Foreign Currency) of such Bank to be assumed by each Assignee (each, an “Assignment Agreement”); provided, however, that the assigning Bank must pay to the Agent a processing and recordation fee of $5,000 per assignment.

     (p) Schedule 1.1(b) to the Loan Agreement is hereby amended in its entirety to read as set forth on Exhibit A to this Amendment, which Exhibit A is hereby made a part of the Loan Agreement as Schedule 1.1(b) thereto.

     (q) The addresses for notices for the New Banks and their Applicable Lending Offices shall be as set forth on the signature pages to this Amendment until changed in accordance with the terms of the Loan Agreement.

     4. Replaced Notes. Upon the Effective Date, the Agent and the Syndication Agent shall mark their existing Revolving Notes, Term Notes and Term Notes (Foreign Currency) (but not the Swingline Note) “cancelled” and return them to the Company on request.

     5. Security Agreement. Section 5 of the Security Agreement is amended to provide:

Disposition of Collateral. The Grantors will not sell, lease or otherwise dispose of, or discount or factor with or without recourse, any Collateral, except as permitted by the Credit Agreement.

     6. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of September 17, 2004 (the “Effective Date”), provided the Agent shall have received sufficient counterparts of this Amendment as required by the Agent, duly executed by the Borrowers and all of the Banks and the New Banks, and the following conditions are satisfied:

     (a) Before and after giving effect to this Amendment, the representations and warranties of the Borrowers in Article IV of the Loan Agreement and Section 7 of the Security Agreement shall be true and correct as though made on the date hereof, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement.

     (b) Before and after giving effect to this Amendment, no Event of Default and no Default shall have occurred and be continuing.

     (c) No Material Adverse Effect shall have occurred since August 10, 2004.

     (d) No revisions shall have been made to the articles of incorporation or bylaws of any of the Borrowers since August 10, 2004.

     (e) The Agent shall have received the following, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

     (i) new Revolving Notes, Term Notes and Term Notes (Foreign Currency) payable to each Bank (the “New Notes”) duly executed by the Borrowers; and

     (ii) such other documents, instruments and approvals as the Agent may reasonably request.

     7. Covenant Regarding Collateral. The Borrowers covenant that (a) they shall supply the Agent not later than March 16, 2005: the mortgages (or deeds of trust), title insurance commitments and Phase I environmental reports as well as agreed forms of security agreements with respect to patents, trademarks and copyrights that have been requested by the Agent prior to the date of this Amendment; and (b) they shall use their commercially reasonable efforts (i) to obtain by such date the landlord waivers and (ii) to complete and file by such date the security agreements based upon the forms agreed upon as described in clause (a) above with respect to patents, trademarks and copyrights, that have been requested by the Agent prior to the date of this Amendment. Failure by the Borrowers to comply in all material respects with this covenant shall constitute an Event of Default under the Loan Agreement.

     8. Acknowledgments. The Borrowers and the Banks acknowledge that, as amended hereby, the Loan Agreement remains in full force and effect with respect to the Borrowers and the Banks (including the New Banks), and that each reference to the Loan Agreement in the Loan Documents shall refer to the Loan Agreement, as amended hereby. The Borrowers confirm and acknowledge that they will continue to comply with the covenants set out in the Loan Agreement and the other Loan Documents, as amended hereby, and that their representations and warranties set out in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct in all material respects as of the date of this Amendment, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement. The Borrowers represent and warrant that (i) the execution, delivery and performance of this Amendment and the New Notes are within their corporate powers and have been duly authorized by all necessary corporate action; (ii) this Amendment and the New Notes have been duly executed and delivered by the Borrowers and constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors’ rights generally and general principles of equity) and (iii) no Events of Default or Default exist and are continuing.

9. General.

     (a) The Company agrees to reimburse the Agent and the Syndication Agent within 10 days of demand for all reasonable out-of-pocket expenses paid or incurred by the Agent and the Syndication Agent including filing and recording costs and fees and expenses of outside counsel to the Agent and outside counsel to the Syndication Agent (determined on the basis of such counsels’ generally applicable rates, which may be higher than the rates such counsel charges the Agent or the Syndication Agent in certain matters) in the preparation, negotiation and execution of this Amendment and the New Notes and any other document required to be furnished herewith, and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment and the New Notes, which obligations of the Company shall survive any termination of the Loan Agreement.

     (b) This Amendment may be executed in as many counterparts (including via facsimile) as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

     (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     (d) The validity, construction and enforceability of this Amendment and the New Notes shall be governed by the internal laws of the State of New York, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks.

     (e) This Amendment and the New Notes shall be binding upon the Borrowers, the Banks, the Agent, the Syndication Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Banks, the Agent, the Syndication Agent and the successors and assigns of the Banks, the Agent and the Syndication Agent.

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

COMMERCIAL VEHICLE GROUP, INC.

By:	/s/ CHAD M. UTRUP

Title	CFO

Address:
6530 Campus Way
New Albany, Ohio 43054
Fax: (614) 289-5371
Attention: Jeff Vogel

COMMERCIAL VEHICLE SYSTEMS, INC.

By:	/s/ CHAD M. UTRUP

Title	CFO

NATIONAL SEATING COMPANY

By:	/s/ CHAD M. UTRUP

Title	CFO

TRIM SYSTEMS OPERATING CORP.

By:	/s/ CHAD M. UTRUP

Title	CFO

[Signature Page to First Amendment to Loan Agreement]

CVS HOLDINGS, INC.

By:	/s/ CHAD M. UTRUP

Title	CFO

TRIM SYSTEMS, INC.

By:	/s/ CHAD M. UTRUP

Title	CFO

FOREIGN CURRENCY BORROWERS:

COMMERCIAL VEHICLE SYSTEMS LIMITED

By:	/s/ CHAD M. UTRUP

Title	CFO

By:	/s/ MERVIN DUNN

Title	CEO

[Signature Page to First Amendment to Loan Agreement]

KAB SEATING LIMITED

By:	/s/ CHAD M. UTRUP

Title	CFO

By:	/s/ MERVIN DUNN

Title	CEO

BOSTROM LIMITED

By:	/s/ CHAD M. UTRUP

Title	CFO

By:	/s/ MERVIN DUNN

Title	CEO

BOSTROM INTERNATIONAL LIMITED

By:	/s/ CHAD M. UTRUP

Title	CFO

By:	/s/ MERVIN DUNN

Title	CEO

CVS HOLDINGS LIMITED

By:	/s/ CHAD M. UTRUP

Title	CFO

By:	/s/ MERVIN DUNN

Title	CEO

[Signature Page to First Amendment to Loan Agreement]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ ROBERT A. ROSATI

Title	Vice President

In its individual corporate capacity and as Agent Address:
800 Nicollet Mall
Minneapolis, MN 55402
Fax: 612-303-2258
Attention: Robert A. Rosati

[Signature Page to First Amendment to Loan Agreement]

COMERICA BANK

By:	/s/ MATTHEW T. BREIGHT

Title	Vice President

Address:
Comerica Tower
500 Woodward Avenue
Detroit, Michigan 48226
Fax: 313-222-3389
Attention: Matthew T. Breight

[Signature Page to First Amendment to Loan Agreement]

ASSOCIATED BANK, N.A.

By:	/s/ DANIEL HOLZHAUER

Title	AVP

Address:
401 E. Kilbourn Avenue
Suite 400
Milwaukee, WI 53202
Fax: 414-283-2300
Attention: Daniel Holzhauer
E-mail: Daniel.holzhauer@associatedbank.com

[Signature Page to First Amendment to Loan Agreement]

CITIZEN BANK OF PENNSYLVANIA

By:	/s/ JOHN J. LIGDAY, JR.

Title	Vice President

Address:
525 William Penn Place
Room 2910
Pittsburgh, PA 15219-1729
Fax: 412-552-6307
Attention: John J. Ligday Jr.
E-mail: john.ligday@citzensbank.com

[Signature Page to First Amendment to Loan Agreement]

NATIONAL CITY BANK OF THE MIDWEST

By	/s/ OLIVER GLENN

Title	Vice President

Address:
1001 S. Worth; Locator R-J40-4D
Birmingham, Michigan 48009
Fax: 248-901-2097
Attention: Oliver Glenn
E-mail: oliver.glenn@nationalcity.com

[Signature Page to First Amendment to Loan Agreement]

SUNTRUST BANK

By	/s/ WILLIAM C. HUMPHRIES

Title	Managing Director

Address:
303 Peachtree Street
10th Floor, MC 1928
Atlanta, GA 30308
Fax: 404-658-5989
Attention: William Humphries, Managing Director
E-mail: William.Humphries@suntrust.com

[Signature Page to First Amendment to Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ JEFFREY L. STEIN

Title	Vice President

Address:
201 East Fifth Street
Cincinnati, OH 45202
Fax: 513-651-8951
Attention: Jeff Stein
E-Mail: jeffrey.stein@pncbank.com

[Signature Page to First Amendment to Loan Agreement]

EXHIBIT A TO

FIRST AMENDMENT TO
REVOLVING CREDIT AND
TERM LOAN AGREEMENT

Schedule 1.1(b)

to Revolving Credit and
Term Loan Agreement

COMMITMENT AMOUNTS

			Term Loan
		Term Loan	Commitment
	Revolving	Commitment	Amount (Foreign
Bank	Commitment Amount	Amount	Currency)
U.S. Bank National Association	$10,600,000	$13,780,000	£1,869,235.01
Comerica Bank	$8,700,000	$11,310,000	£1,534,183.45
Associated Bank, N.A.	$4,200,000	$5,460,000	£740,640.29
Citizens Bank of Pennsylvania	$4,200,000	$5,460,000	£740,640.29
National City Bank of the Midwest	$4,200,000	$5,460,000	£740,640.29
Sun Trust Bank	$4,200,000	$5,460.000	£740,640.29
PNC Bank, National Association	$3,900,000	$5,070,000	£687,737.41

Ex A-1